Exhibit 10.4

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked "[***]" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
AMENDMENT TO CONTRACT
BETWEEN
TERRESTAR NETWORKS INC. AND HUGHES NETWORK SYSTEMS, LLC
FOR DESIGN, DEVELOPMENT AND SUPPLY OF
SATELLITE BASE STATION SUBSYSTEM (S-BSS)

This Amendment to Contract (the “Amendment”) is made as of August 1, 2008 (the “Amendment Effective Date” or “EDA”) by and between Hughes Network Systems, LLC (the “Contractor”) with its principal place of business at 11717 Exploration Lane, Germantown, Maryland, 20876, and TerreStar Networks Inc., a corporation organized under the laws of Delaware with its principal place of business at One Discovery Square, Suite 600, 12010 Sunrise Valley Drive, Reston, Virginia 20190 (“TerreStar”).  As used herein, Contractor and TerreStar may each be referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, TerreStar has contracted with Contractor for the design, development and supply of an S-BSS and related Deliverable Items under the contract between the Parties titled “Contract Between TerreStar Networks Inc. and Contractor for Design, Development and Supply of Satellite Base Station Subsystem (S-BSS),” dated February 6, 2007, as amended by that certain Addendum and Amendment to Contract between the Parties dated April 13, 2007 (collectively the “Contract”);

WHEREAS, the Parties desire to amend the Contract to extend the Key Milestone date and to include certain other revisions as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and intending to be legally bound, the Parties hereby agree to the following:

I.	The Contract is hereby amended as follows:

1.	Replacement Exhibits. The following Exhibits to the Contract shall be deleted in their entirety and replaced with the revised versions of such Exhibits attached to this
Amendment:

(a)	Exhibit A – S-BSS Statement of Work;

(b)	Exhibit B – S-BSS Functional Requirements; and

(c)	Exhibit C – S-BSS Price and Payment Milestone Schedule.

All other Exhibits to the Contract shall remain in full force and effect, except to the extent the same are expressly amended herein.

2.	Article 3.B (Liquidated Damages). Article 3.B (Liquidated Damages) is hereby amended to read as follows:

This Amendment and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Amendment and the Contract.

B.    Contractor acknowledges that time is of the essence with respect to the Milestone Schedule and timely delivery of the Work, and that if Contractor fails to meet the Key Milestone by [***], TerreStar may incur substantial damages that will be difficult to calculate.  If Contractor fails to complete the Key Milestone by [***], then Contractor shall pay liquidated damages in accordance with Article 18.

3.	Article 5.B (S-BSS Acceptance). The following paragraph shall be inserted between the first and second paragraph of Article 5.B (S-BSS Acceptance”):

“Operational Acceptance Testing shall be conducted during the Operational Verification Phase for S-BSS Release 2, once Contractor has completed all prerequisite Work to be performed under this Contract with respect to S-BSS Release 2 and prior Releases, and has successfully achieved all previous applicable Milestones for S-BSS Release 2 and prior Releases through the end of the Technical Verification Phase.”

4.	Article 7.E (Invoices). Article 7.E is hereby amended to read as follows:

All invoices required to be delivered by Contractor hereunder shall be submitted by overnight courier to TerreStar (original and one (1) copy), including supporting documentation and data at the following address:

TerreStar Networks Inc.
Attn: Accounts Payable
12010 Sunset Hills Road, Sixth Floor
Reston, VA 20190

With Copies to:

TerreStar Networks Inc.
Attn: [***], Sr. Director, Satellite Operations
12010 Sunset Hills Road, Sixth Floor
Reston, VA 20190
Tel: [***]
Fax: 703/483-7977

TerreStar Networks Inc.
Attn:  [***], Director of Contracts
12010 Sunset Hills Road, Sixth Floor
Reston, VA 20190
Tel: [***]
Fax: 703/483-7977

This Amendment and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Amendment and the Contract.

5.	Article 9.F (Spare Parts). The sixth sentence of Article 9.F (Spare Parts) is deleted in its entirety and replaced with the following:

“After the Warranty Period, and for a period of seven (7) years from Provisional Acceptance, at TerreStar’s request, Contractor shall sell additional spare parts (those not included in the then-current replenished spare parts inventory) to TerreStar and/or its service providers on commercially reasonable terms and prices.”

6.	Article 9.R (Post-Warranty Support). Article 9.R (Post-Warranty Support) is deleted in its entirety and replaced with the following:

“Contractor shall use commercially reasonably efforts to ensure that post-warranty hardware and software support may be procured from Contractor for the Deliverable Items, on commercially reasonable terms and pricing, for a period of seven (7) years from Provisional Acceptance.”

7.	Article 18.A (Liquidated Damages). Article 18.A (Liquidated Damages) is hereby amended to read as follows:

A.    Liquidated Damages.  In the event that the relevant Key Milestone is not completed as specified therefor in Exhibit A by [***], then Contractor shall pay liquidated damages, which are not intended to be, and shall not be construed as, a penalty, for each calendar day of delay after [***].  Contractor shall pay TerreStar:

With respect to the S-BSS Work, for each [***] ([***]) [***] period after [***], liquidated damages for each [***] of additional delay during such [***] period shall be equal to [***] ([***]%) of the total S-BSS Purchase Price multiplied by [***].

With respect to the Chipset Work, for each [***] ([***]) [***] period after [***], liquidated damages for each [***] of additional delay during such [***] period shall be equal to [***] percent ([***]%) of the portion of the Chipset Purchase Price applicable to Phase 1 of the Chipset Work as set forth in Exhibit C2 (the “Phase 1 Chipset Purchase Price”) multiplied by [***].

The total accumulated liquidated damages payable by Contractor under this Contract for delays in meeting the Key Milestone Date shall not exceed [***] percent ([***]%) of the total S-BSS Purchase Price and [***] percent ([***]%) of the Phase 1 Satellite Chipset Purchase Price as applicable as adjusted by any price impact resulting from changes to the respective Purchase Price (for these purposes total Purchase Price will not include the value of any options exercised under this Contract as listed in Exhibits D and D2).

This Amendment and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Amendment and the Contract.

8.	Attachment 1 - Glossary. The following term is hereby added to Attachment 1 (Glossary):

“Operational Acceptance Testing” means operational testing of the Canadian gateway S-BSS as described on Exhibit A.

The following term in Attachment 1 (Glossary) is hereby amended to read as follows:

“Release 1 - Alpha” shall mean the Deliverable Items and Work associated with completing the alpha version of the first release of the Chipset Software as further described in Exhibit B2 and/or the associated Satellite Chipset, as the context requires.

9.	Article 9.D (Warranty Period). Article 9D is hereby amended to read as follows:

D.     Warranty Period.  With respect to each Deliverable Item or Service associated with the S-BSS Work, these warranty and support obligations shall run for a period of one (1) year from the completion of Technical Verification Review for Release 1 (the “S-BSS Warranty Period”).  With respect to the Chipset Work, these warranty and support obligations shall run for a period of one (1) year from Final Acceptance of Phase 2 (the “Chipset Warranty Period”).  Notwithstanding the preceding, as part of the Services included in the Purchase Price, Contractor shall remedy any problems or defects in Releases 1 and 2 of the Phase 1 Satellite Chipset that arise between their respective Acceptance dates and Final Acceptance of the Phase 2 Satellite Chipset.  With respect to the Deliverable Items or Service, TerreStar may purchase an extended Warranty as provided for in Exhibit D and D2.

10.	Article 10.C (Key Personnel). Article 10.C Item 2. is hereby amended to read as follows:

(2)    Dedicated Engineering Manager for Chipset Phase 1: [***]

11.	Article 29.A (Notification Address). Article 29.A is hereby amended to replace Dennis Matheson, Sr. VP, Satellite Operations with Tann Pinney, Sr. Director, Satellite
Operations.:

II.    Capitalized terms shall have the meaning ascribed to them in the Contract, and the related Exhibits and Glossary attached to the Contract, as may be amended by this Amendment.

This Amendment and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Amendment and the Contract.

III.    This Amendment and the Contract together constitute the entire agreement and understanding between the Parties in connection with the transactions hereby contemplated.  This Amendment supersedes all previous agreements, arrangements and understandings between the Parties with regard to such transactions.  Except as specifically amended in this Amendment, the Contract remains in full force and effect, and is ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

ACCEPTED:

TERRESTAR NETWORKS INC.		HUGHES NETWORK SYSTEMS, LLC

By:	/s/ Neil Hazard	By:	/s/ Matthew Mohebbi

Typed Name:	Neil Hazard	Typed Name:	Matthew Mohebbi

Title:	Chief Financial Officer	Title:	Vice President

Date:	August 1, 2008	Date:	July 25, 2008

This Amendment and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Amendment and the Contract.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

TerreStar Satellite Base Station Subsystem

(S-BSS)

Statement of Work

TSN_SAT_2_REQ-Satellite Base Station Subsystem SOW V 2.5

July 16, 2008

This document contains data and information proprietary to TerreStar Networks Inc. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Hughes Network Systems, LLC for the TerreStar Satellite Base Station Subsystem.  Hughes Network Systems, LLC and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Contract and herein.

This document contains information subject to the U.S. Export Administration Regulations (EAR). Re-export or retransfer not in conjunction with the U.S. EAR is prohibited.

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

Revision History

Date	Version	Description	Author
1/31/07	1.0	Initial Release	[***]
1/31/07	1.1	Changed KOR/SRR to 45 days after go ahead	[***]
2/2/07	1.2	Added Clarification to Acceptance Criteria	[***]
2/06/07	1.3	Renamed to correct Execution Copy Errors	[***]
2/07/07	1.4	Clarified Acceptance Criteria for the TVR and ORR	[***]
2/09/07	1.5	Changed the Export Control Language to eliminate ITAR	[***]
1/31/08	2.0	Incorporated CCN #6 Removed references to [***] Alpha Minor editorial updates	[***]
5/1/08	2.1	Updated milestones for extended schedules. Added upgrade and rollback of releases.	[***]
6/6/08	2.2	Amendment 2 Update for extended schedule	[***]
6/13/08	2.3	Further Amendment 2 Updates	[***]
6/17/08	2.4	Final Amendment 2 Changes	[***]
7/16/08	2.5	Final Amendment 2 Changes (New Payment Schedule and [***] CTS Date Change}	[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

Revision History	2
Table of Contents	3
1 Introduction	4
1. Purpose and Objective	4
1.2 Scope	4
2 Applicable Specifications	5
3 Requirements	6
3.1 General Requirements	6
3.2 Program Management	7
3.3 System Design and Development	10
3.4 Production and Implementation	14
3.5 Technical and Operational Verification Phase	15
3.6 System Deliverables	16
3.7 Deployment	17
3.8 Technical Verification	17
3.9 Operational Verification	18
3.10 First Call	18
3.11 Documentation	18
3.12 Training	24
3.13 Customer Furnished Equipment	26
4 Project Schedule	27
4.1 General	27
4.2 Program Milestones	27
4.3 Operational Verification	30
4.4 Operational Capability	32

Figure 3-1 S-BSS Test Objectives	15
Figure 3-2 Contract Deliverable Schedule	19
Figure 3-3 [***]	25
Figure 4-1 High Level S-BSS Project Schedule	27
Figure 4-2 Technical Meetings	28
Figure 4-3 Integration and Test High Level Schedule	29
Figure 4-4 [***]	30

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

1  Introduction

1.1   Purpose and Objective

This statement of work (SOW) defines the program partnership, tasks, deliverable data, and schedules for the design, development, manufacture, installation, test, integration with the TerreStar Network (TSN) and the ongoing support of the satellite base station subsystem.  The SOW defines the design, development, integration, test, deployment, integration with the TSN, and operational verification of two Functionality Releases anticipated for full S-BSS functionality.  At Provisional and Final Acceptance an operations and maintenance (O&M) handover shall occur.

1.2   Scope

Contractor shall develop the satellite base station subsystem (S-BSS) within the satellite segment of the TSN.  The satellite segment includes the [***]. The development of the two functionality releases shall include all tasks necessary to bring the S-BSS into Initial Operational Capability and Full Operational Capability as a part of the TSN and shall progressively add functionality until full S-BSS functionality is attained.  These tasks include:

•	S-BSS Operational Concepts Development
•	S-BSS Design, Development, Fabrication, Spare Parts, Implementation, Integration and Test
•	S-BSS Delivery and Technical and Operational Performance Verification
•	Satellite Segment Integration and Test
•	Documentation
•	Training
•	Program Management

The S-BSS interfaces with the Satellite Beam Access Subsystem (SBAS) [***].  It shall include a [***] defined in Exhibit B, TSN_SAT_2_TRD-S-BSS Functional Requirements.  The S-BSS interfaces to [***].  The S-BSS shall be composed of two components of equipment located at the satellite gateways in Ontario, Canada, and North Las Vegas, Nevada (NLV) and an S-BSS Test Bed located at a TerreStar facility to be identified prior to shipment.

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

2   Applicable Specifications

The S-BSS development shall conform to the requirements in the following specifications.

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The following documents are included as reference documents to ensure all components of the satellite segment are designed in a consistent manner where applicable.

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Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

3  Requirements

3.1   General Requirements

3.1.1   S-BSS Development

The Contractor shall perform all tasks necessary to design, prototype, develop, implement, install, test, and operationally deploy a satellite base station subsystem which meets the requirements set forth in this SOW, the [***], and the other documents that comprise the S-BSS contract.  To facilitate a progressive development of S-BSS functionality, the S-BSS project shall include a succession of [***] functionality releases as defined in Exhibit B, [***].  The definitions contained in the Exhibit B were determined based on the following TerreStar requirements.  [***].  The following are the major program milestones:

•	[***]

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[***] shall have an SRR/PDR, CDR, CTS, Technical Verification Test (TVT) and Operational Verification Test (OVT) in accordance with sections 3.2 and 3.5 with acceptance of the Release occurring after successful completion of Operational Verification.  [***] shall include documentation updates for all affected S-BSS documents defined in section 3.10 in accordance with the schedule defined in Figure 3-2 Contract Deliverable Schedule.  The dates for the SRR/PDR and CDR shall be determined by mutual consent.

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

Network capacity for each Operational Verification Test shall be as follows:

•	[***]

•	[***]

The network capacity at each gateway shall be capable of being used within any of the [***] satellite beams required to cover the Primary and Secondary coverage areas as defined in the satellite specification, in any amount of bandwidth, as selected by TerreStar.

3.1.2   Acceptance

There will be [***] acceptance milestones for the S-BSS.

•	[***]
•	[***]
•	[***]

3.1.3   Operations and Maintenance Handover

The Contractor shall provide the necessary documentation in accordance with section 3.11 and training in accordance with section 3.12to transition O&M responsibility to TerreStar.  The documentation and training shall be provided during the Operational Verification Phase for handover of O&M responsibilities for [***] at [***].  The documentation and training shall be provided during the Operational Verification Phase for handover of O&M responsibilities for [***] Functionality at Operational Acceptance of the Canadian gateway S-BSS. After Operational Acceptance of the Canadian gateway S-BSS, the Contractor shall upgrade and regression test the NLV S-BSS to [***].  The Contractor shall demonstrate upgrade and regression procedures in the lab.

3.2   Program Management

3.2.1   Program Management Organization

3.2.1.1   Program Manager

The Contractor shall assign a full time program manager who has the responsibility for accomplishment of all the tasks defined in this SOW.  This shall include planning, directing, controlling and reporting progress on all program activities from contract award through Operational Acceptance.

The Program Manage shall be supported by an Engineering Manager/Chief System Engineer with responsibility for all technical tasks defined in this SOW.

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

3.2.1.2   Subcontracts

If the Contractor elects to subcontract portions of the contract, the Contractor shall provide technical and administrative subcontract management sufficient to ensure successful performance of all subcontracts.  Successful performance is delivery of the required products on time, with full compliance to the technical specifications.  Procurement specifications shall be generated for all subcontracts to assure compliance with the standards and requirements of this contract.  The Contractor shall ensure that maintenance and support is provided, either by his own or subcontractor personnel, for the duration of the Operational Verification Phases.

3.2.1.3   Program Communications

The Program Manager shall be the principal interface between the Program and the Contractor’s corporate organization, the Contractor and Subcontractors (if applicable), and between the Contractor and the TerreStar Program Office for all matters relating to the contract.  The Program Manager shall also serve as the focal point for the identification and resolution of all problems.

3.2.2   Program Plans

3.2.2.1   Program Management Plan

The Contractor shall prepare and submit a Program Management Plan (PMP) describing the S-BSS Program activities.  The plan, at a minimum, shall describe the organizational structure and the contractual and technical lines of communication; define program responsibilities; describe the management objectives and priorities and any risk areas; describe the risk management process; personnel and staffing profiles and any plans for using subcontractors; describe all program interfaces, including any subcontractor interfaces; describe the documentation control and configuration management processes; and describe the quality assurance processes.

The Contractor shall submit a Preliminary PMP with the Contractor’s proposal.  The Final PMP shall be submitted at the Kick-Off Meeting.  The Program Manager shall manage the S-BSS program in accordance with the approved PMP.

3.2.2.2   Program Schedule

The Contractor shall develop and maintain a Master Phasing Schedule and Detailed Program Schedules.  The Master Phasing Schedule shall clearly identify all key milestones including all hardware, software, and data deliveries, all customer furnished items and the date required, major technical and programmatic reviews, and all TerreStar milestones that are dependent on S-BSS deliveries.  The Detailed Program Schedules shall be used by the contractor to plan all tasks, task dependencies, and critical path.  The Detailed Program Schedules shall be updated monthly to reflect program progress and provided to the TerreStar PMO with the monthly status report.

3.2.3   Program Management Reviews, Meetings, and Status Reports

3.2.3.1   Kick-Off Meeting

The Contractor shall conduct a Program Kick-Off Meeting [***] after letter contract go ahead to ensure a mutual understanding on all contractual requirements incorporated into the negotiated contract and the Contractor’s Program Plan.  The meeting shall review the total program including contractual, technical, schedule, business conduct and risk and mitigation plans.  Business conduct subjects would include topics such as: lines of authority and communication, meeting formats, TerreStar/Contractor Responsibilities, scope change process, etc.  The Contractor shall deliver a Kick-Off Meeting data package one week prior to the meeting that includes all the draft, preliminary, and final documents listed in Figure 3-2 Contract Deliverable Schedule.

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

3.2.3.2   Program Status

The Contractor shall provide TerreStar full visibility into all S-BSS contractual efforts through both formal and informal communications.  The formal communications shall be in the form of monthly program reviews, ad hoc meetings to discuss contractual issues, and monthly written reports.  The PMP shall specify which metrics will be used to certify milestone completion.

3.2.3.3   Monthly Program Management Reviews

The Contractor shall conduct Monthly Program Management Reviews (PMR) to present a summary of major accomplishments, problems and concerns, and status the Master Phasing Schedule.  All technical, schedule and management problem areas shall be identified and discussed with risk and risk mitigation efforts detailed.  The schedule review shall include a comparison of the work planned to the work accomplished, an update on staffing status, and a discussion of the activities planned for the next month.  The Contractor shall provide summary Project Status Reports at the PMRs.  Action items shall be assigned and recorded in an Action Item Log with specific closure dates for each item and a person responsible for resolving the action.  All recently closed or on-going action items from previous reviews shall be individually reviewed and discussed.  If the Contractor team includes any subcontractors, the monthly reviews shall include a review of the individual subcontractor major accomplishments and problems and concerns, including an update on the schedule progress.

The PMR shall be held in a face-to-face meeting at least once every three months at a mutually agreed location.  Other venues for this meeting can be teleconferences, web meetings, video conferences, etc.

The Contractor shall generate an agenda for each PMR and provide a copy to TerreStar one week prior to the review.  The Contractor shall generate minutes of the PMRs, including the current status of the Action Item Log, and deliver a copy to TerreStar within one week after the review.

3.2.3.4   Additional Management Reviews

Additional program management meetings shall be scheduled as required to insure TerreStar is fully apprised of status and risk issues that might impact S-BSS functionality or delivery date.

3.2.4   Technical Reviews, Meetings, and Reports

3.2.4.1   General

The Contractor shall conduct formal reviews to provide TerreStar an assessment of system performance.  These reviews shall include a System Requirements Review (SRR), a Preliminary Design Review (PDR), A Critical Design Review (CDR) a Consent-to-Ship Test Review, an Operational Readiness Review, and an Operational Acceptance Review.

3.2.4.2   SRR

The Contractor shall conduct the SRR at a mutually agreed time to [***].  The Contractor shall deliver an SRR Data Package one week prior to the meeting that includes all the draft, preliminary, and final documents listed in Figure 3-2 Contract Deliverable Schedule.

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

3.2.4.3   PDR

The Contractor shall conduct a PDR at a mutually agreed time.  The Contractor shall review the [***]. The Contractor shall deliver a PDR data package two weeks prior to the meeting that includes all the draft, preliminary, and final documents listed in Figure 3-2 Contract Deliverable Schedule.

3.2.4.4   CDR

The Contractor shall conduct a CDR at a mutually agreed time.  The Contractor shall present data that [***].  The Contractor shall deliver a CDR data package two weeks prior to the meeting that includes all the draft, preliminary, and final documents listed in Figure 3-2 Contract Deliverable Schedule.

3.2.4.5   Consent to Ship

The Contractor shall conduct a CTS Review to present the results of the system integration and test activities and the status of deployment preparations prior to shipping and installing at the operational sites.  Section 4.2.7 defines the documentation required at this review.

3.2.4.6   Meeting Minutes

The Contractor shall provide reports and/or minutes for each of the technical reviews including a listing of action items with specific closure dates for each item.  All engineering assumptions and agreements made or reached during the technical meetings shall be documented in the minutes.

3.2.4.7   Additional Meetings

The Contractor or TerreStar may schedule additional meetings to provide a technical interchange on topics requiring a greater level of detail or involvement of technical specialists.  An agenda for each technical interchange meeting (TIM) shall be generated and copies distributed to all participants one week prior to the TIM.  The Contractor shall prepare minutes of each TIM, including the assigned action item list, and deliver a copy to TerreStar within one week after the TIM.

3.2.4.8   Readiness Reviews

The Contractor shall conduct Test Readiness Reviews (TRR) prior to formal tests defined in Section 3.5 of this SOW.

3.3   System Design and Development

The Contractor shall perform the system engineering, software design and development, hardware design and development, and prototyping efforts necessary to ensure that the S-BSS satisfies all of the functional and performance requirements set forth in the S-BSS Procurement Specification.

3.3.1   [***]

[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

3.3.2   Export Compliance Analysis

The Contractor shall perform an analysis of the S-BSS components and shall determine the applicable export compliance regulations (e.g. International Traffic in Arms Regulations (ITAR) or Export Authorization Regulations (EAR).  A preliminary assessment shall be made by the Kick-Off Meeting.  Final rulings from the appropriate export control authorities shall be received NLT PDR.

3.3.3   System Engineering

The Contractor shall establish a system engineering office within the S-BSS program organization and shall maintain this office throughout the duration of the program.  This office shall implement and maintain the System Design Plan submitted with the Contractor’s proposal and approved at the Kick-Off Meeting, and shall ensure that all design activities are conducted in accordance with the provisions of the plan.

The system engineering office shall have the overall responsibility of ensuring that the S-BSS is in full compliance with the functional and performance requirements contained in the System Procurement Specification, and agreed to in the CONOPS, the System Performance Specification, and the ICD.

The Contractors system engineering office shall perform the following specific tasks and others as necessary.

3.3.3.1   System Design

The Contractor shall develop, in accordance with the design plan and the S-BSS Functional specification, an S-BSS concept and top level subsystem design and shall document that design in the System Performance Specification (SPS).  The system design functions shall be allocated to hardware, software, and procedures and documented in the Hardware Requirements Document, the Software Requirements Document, and the CONOPS.

3.3.3.2   Common Satellite Air Interface Specification Development

The Contractor shall develop an air interface specification for the [***].  The Contractor shall support TerreStar in the [***].

3.3.3.3   Interface Control Document

The Contractor shall specify all external and internal interfaces in a Subsystem ICD.  This document shall [***].

3.3.3.4   Analysis and Simulation

The design[***].  The interim results and trade studies shall be presented at the SRR with final results and trade studies at the PDR.  The Analysis and Simulation Plan shall be presented and agreed to at the Kick-Off Meeting.

3.3.3.5   Control and Management

The Contractor shall develop an S-BSS control and management system integrated into the Satellite Beam Access Subsystem (SBAS) Control and Management System (CMS) to provide a single integrated control console.

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

3.3.4   Software Design and Development

3.3.4.1   Software Development Plan

The Contractor shall provide a Software Deployment Plan (SDP) in accordance with paragraph 3.11.1.5 of this SOW.  The S/W development shall be managed in accordance with the SDP through delivery of all three functionality releases.

3.3.4.2   Contractor Developed Software

The Contractor shall design, code, integrate, test, deliver, and repair all the software required for subsystem operation and maintenance: including, software installation, S-BSS configuration, monitoring, operation, and maintenance through Operational Acceptance. The Contractor shall specify the software language to be used.

3.3.4.3   Commercial Off-the-Shelf Software Products

If commercial off-the-shelf (COTS) software is used in the design, it shall be products with demonstrable probability for support over the expected life of the S-BSS in accordance with the contract.

3.3.4.4   Software Development

Where Contractor-developed software or Contractor modified commercially available, off-the-shelf software is used as part of the design, the S/W shall be developed or modified in accordance with the Contractor's approved SDP. The Contractor shall provide all licenses and documentation required for system operation. S/W developed or modified under this contract, including all related documentation and source code, shall be delivered as described in the Contract.

3.3.4.5   Software Design Documentation

The Contractor shall document functional software requirements in the Software Design Specification, validating the traceability of the requirements from the System Performance Specification. The Software Design Specification detail shall be sufficient to ensure a common understanding of the requirements; ensure that requirements are complete, consistent, and testable; and define the inputs and outputs for every function. The software shall be designed, selected or developed to facilitate life-cycle maintenance.

3.3.4.6   Software Test

The Contractor shall generate and use test plans, procedures, and reports to verify that each software configuration item (SWCI) performs in accordance with individual SWCI test specifications and the CI interface requirements. TerreStar shall have the right to observe and monitor the CI tests. Following completion of testing, the Contractor shall document the test results, deviations from test procedures, and all software anomalies and submit a report to TerreStar.

The Contractor shall provide all necessary test tools and equipment to support S-BSS integration and test and Technical and Operational Verification.

3.3.5   Hardware Design and Test

3.3.5.1   Hardware Development Plan

The Contractor shall provide a Hardware Development Plan (HDP) in accordance with paragraph 3.10 of this SOW.  The H/W development shall be managed in accordance with the HDP through delivery of all three functionality releases of the S-BSS Program.

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

The hardware for this program shall consist of a combination of existing COTS, modified COTS, modified Contractor equipment, and, if required, newly developed equipment. The Contractor shall use the latest version of COTS hardware components wherever possible, when consistent with the results of analysis, reliability, availability, performance and other technical factors. The HDP shall clearly define which portions of each HWCI are in each of these categories with a justification for each selection.

3.3.5.2   Contractor Developed Hardware

The Contractor shall perform the planning, coordination, and implementation of the tasks required to develop the S-BSS hardware developed tools, engineering aids, simulators, tests aids, etc.

All hardware designed or modified, developed, manufactured, assembled and tested by the Contractor or its Subcontractors shall be in accordance with the requirements of the Program Product Assurance Plan.

The Contractor shall document functional hardware requirements in the Hardware Design Specification, validating the traceability of the requirements from the System Performance Specification. The Hardware Design Specification detail shall be sufficient to ensure a common understanding of the requirements; ensure that requirements are complete, consistent, and testable; and define the inputs and outputs for every function. The hardware shall be designed and selected or developed to facilitate life-cycle maintenance and to permit access to facilitate replacement of components. The Contractor shall provide recommended procedures for maintaining the equipment in the CI and System Maintenance Procedures.

3.3.5.3   Hardware Test

The Contractor shall generate and utilize test plans, procedures, and reports to verify that each hardware configuration item (HWCI) performs in accordance with individual CI test specifications and the interface requirements for each input and output port. TerreStar shall have the right to observe and monitor the CI tests. Following completion of testing, the Contractor shall document the test results, deviations from test procedures, and all hardware anomalies and submit a report to TerreStar.

3.3.6   Prototyping, Demonstrations, and Simulations

3.3.6.1   Analysis and Simulation Plan

The Contractor shall review and analyze all S-BSS requirements, particularly the [***], to determine which development activities require prototyping and/or performance demonstrations and which requirements should be tested using simulation. The results of this review shall be documented in the Analysis and Simulation Plan and presented at the SRR.

3.3.6.2   Simulators

The Contractor shall develop simulator(s) in accordance with the requirements agreed to in the Analysis and Simulation Plan. The simulator(s) shall be used for formal test activities as agreed to in the System Integration and Test Plan. The simulators shall be capable of run times that allow for rapid turn around of scenarios that facilitate a thorough engineering analysis and design optimization effort. In addition, TerreStar intends to use the simulator(s) after delivery for troubleshooting, verification of new system upgrades, and traffic loading analysis.

3.3.6.3   Prototyping and Demonstration Documentation

Any prototyping or demonstrations shall be completely defined and documented by the Contractor with copies provided to TerreStar. The results of the prototyping and demonstrations shall be documented in a report and summary data shall be presented at the PDR. TerreStar shall have the right to be present at any S-BSS performance demonstrations or simulations.

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

3.4   Production and Implementation

3.4.1   Production Process, Quality Assurance, and Configuration Management

The Contractor shall establish a production process and be responsible for the procurement, manufacture, assembly, test and integration of the hardware and software required for the delivery of a complete and operating S-BSS.

All production and implementation of deliverable equipment shall be in accordance with the requirements of the S-BSS Hardware Development Plan, Software Development Plan, the Product Assurance Plan, and the Manufacturing Quality Assurance Plan.

The Contractor shall be responsible for the configuration management of the Contractor controlled baseline and shall maintain configuration management until Final Acceptance.

3.4.2   COTS Hardware and Software

3.4.2.1   COTS Procurement

The Contractor shall be responsible for the procurement of the COTS hardware and software and for the verification of its performance. All COTS components shall be selected to facilitate life-cycle maintenance. The configuration shall permit updates and performance of preventive maintenance on a non-interference basis with operations.

3.4.2.2   COTS Performance Verification

The Contractor shall define the specific verification methods to be used to assure the acceptable performance of all COTS hardware and software items selected to fulfill the S-BSS requirements. For equipment acquired from original equipment manufacturers or other vendors, one or more levels of testing may be performed in the factory according to vendor's methods which conform to industry standards, or according to approved procedures. Factory demonstrations, post-installation verification testing and other standard evaluation methods to ensure that acquired components operate as specified shall be identified in the System Integration and Test Plan. Vendor-supplied documentation, including user's guides and operation procedures, shall be validated for accuracy and completeness for S-BSS use prior to final acceptance from the vendor.

3.4.2.3   COTS Post Installation Testing

Following installation in the S-BSS, additional COTS functional and performance tests may be required to ensure that the item has been properly integrated with other satellite segment components and continues to operate as specified. It shall be the Contractor's responsibility to insure ongoing system operation and performance in accordance with the requirements of the specification.

3.4.3   S-BSS Integration

The Contractor shall be responsible for the integration of the COTS and all manufactured elements of each CI, including the hardware and software required for system operation, using the System Integration and Test Plan.

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

3.5   Technical and Operational Verification Phase

The functions and objective performance of each S-BSS Functionality Release shall be verified during a Technical Verification Phase. This phase shall begin with CI integration and test and shall conclude with the TVT, [***].

3.5.1   Integration

The Contractor shall perform integration of all hardware and software elements of all CIs comprising the S-BSS Functionality Releases.  The Contractor shall perform integration of the S-BSS with all [***]. The integration activities shall be in accordance with the Contractor developed System Integration and Test Plan (STP), and the Product Assurance Plan and shall include TerreStar engineers under the direction of Contractor management. Full access to all System components at all times shall be granted to TerreStar personnel.

3.5.2   Test

3.5.2.1   General

The Contractor shall demonstrate S-BSS Functionality Release performance in a series of formal tests and demonstrations using simulators/emulators, and actual operational components. The formal tests shall be executed using Test Procedures approved by TerreStar and generated in accordance with the STP and the System Integration and Test Plan. The formal tests and demonstrations shall include active TerreStar and QA participation in execution of procedures. The Contractor shall execute the following formal tests: [***].  Each formal test shall be preceded by a TRR conducted by the Contractor.  During the TRR, all aspects of the formal test shall be reviewed and assessed for readiness to start testing including personnel, hardware, software, procedures, and external coordination (i.e. satellite monitoring, external interface support, etc.). A go/no-go assessment is made by TerreStar at the conclusion of the TRR.

3.5.2.2   Test Objectives

Each Formal Test shall accomplish the following:

Figure 3-1 S-BSS Test Objectives

Test	Objective	Entry Criteria	Success Criteria

Consent-to- Ship	[***]	[***]	[***]
Technical Verification	[***]	[***]	[***]
Operational Verification	[***]	[***]	[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

3.5.2.3   Test Discrepancies

The Contractor shall use his approved Product Assurance Plan processes to document, correct, and regression test system test discrepancies. These discrepancies shall be corrected prior to the start of the next formal test or at a later time approved by TerreStar.

3.5.2.4   Test Reports

The Contractor shall prepare test reports documenting the results of the test activity, including procedures executed, procedure pass/fail status, discrepancies discovered, and data collected. Discrepancies that cause system degradation or indicate a failure to meet performance specifications shall be discussed with system impact defined and correction plans indicated.

3.6  System Deliverables

The Contractor shall deliver the hardware and software required to provide the full capability and service features for each Functionality Release as described in the S-BSS Functional Requirements.

3.6.1   Satellite Base Station

The Contractor shall deliver two components of the S-BSS, one for the satellite gateway in NLV and one for the satellite gateway in Ontario, Canada.  The S-BSS, including all its components, shall satisfy the functional and technical requirements specified in the S-BSS Functional Requirements.

3.6.2   Spares

The Contractor shall deliver sufficient initial spares, as defined in the Spares Provisioning Plan, to operate and maintain the S-BSS in accordance with the S-BSS availability requirements set forth in the TSN_SAT_2_TRD-S-BSS Functional Requirements.

3.6.3   S-BSS Test Bed

The Contractor shall deliver and install at a TerreStar facility to be identified prior to shipment an S-BSS Test Bed comprised of a minimal S-BSS configured with sufficient Base Station/channel equipment to fully exercise and test the satellite network, hardware and software upgrades, the air interface, and network configurations in a non-operational environment. The S-BSS Test Bed shall interface to the [***].

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

3.6.4   System Simulators and Test Tools

The Contractor shall deliver to TerreStar and install as appropriate the S-BSS System Simulator(s) used in system development, integration and test, and the technical and operational verification phases.

3.7   Deployment

The Contractor shall provide a System Deployment Plan to define how the S-BSS will be deployed for full revenue service. This plan is described in further detail in the Documentation section.

The Contractor shall perform the planning and engineering necessary to install the S-BSS in the two satellite gateway operational facilities at Ontario, Canada, and NLV, in accordance with TerreStar Engineering and Installation Guidelines (ref Section 2). Required facility modifications will be presented at CDR with all supporting documentation. The Contractor shall provide all S-BSS engineering drawings and other specifications necessary for installation.  TerreStar shall provide access to the facilities, as reasonably required by the Contractor, necessary facility modifications, and any required local permits, licenses, etc. A physical audit will be conducted after installation and prior to Technical Verification to ensure all required equipment and documentation is available.

The Contractor’s deployment plan shall [***].

The Contractor shall be responsible for packing, shipment, unpacking, and installation of the S-BSS to the two satellite gateway sites at NLV and Ontario, Canada and shall do sufficient integrity testing to ensure the S-BSS is ready for the Technical Verification Phase.

3.8  Technical Verification

The S-BSS Technical Specifications for each Functionality Release and all interfaces with the TerreStar Network Segments shall be verified at each satellite gateway operational facility [***]. This verification shall begin after site installation is complete and a TRR is conducted.  Tests shall include [***] shall include verification of critical and relevant technical parameters.  If the Contractor elects to perform portions of the TVTs without using the in orbit satellite, those test shall be specifically mentioned in the test plan and a strong justification provided.

[***].  Test deficiencies shall be documented and resolution plans developed and implemented.

[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

[***]

3.9  Operational Verification

The readiness of the S-BSS Functionality Releases to enter operational service shall be verified during an Operational Verification Phase. This phase shall begin after the Technical Verification Review and shall conclude with the completion of the operational demonstration/User Acceptance Test (UAT) for each Functionality Release. [***]. Each test shall be preceded by a TRR conducted by TerreStar.

[***]

[***]

3.10   First Call

The Contractor shall use commercially reasonable efforts to assist TerreStar to establish a voice and data call using the satellite chipset and the S-BSS communicating through the satellite using the 2000 – 2020 MHz and 2180 – 2200 MHz bands as soon as possible after access to the satellite in its orbital position is granted.  The parameters of a voice and data call shall be defined by the end of CTS.

3.11   Documentation

The Contractor shall follow industry standard documentation and data management practices and procedures. Data Management shall encompass developed data and data pertaining to COTS products.

For each Functionality Release, the Contractor shall provide COTS manuals for all delivered COTS hardware and software and shall prepare CI and Subsystem Maintenance Procedures for all developed hardware and software.

Documentation shall be delivered in a format compatible with the latest version of Microsoft Office Professional Edition 2003 or higher and can be transferred electronically. Delivery shall be in accordance with the schedules defined below and shall allow a minimum of four weeks for TerreStar review prior to approval. TerreStar shall approve/disapprove all documentation within four weeks of receipt of final copy. Information contained in each document shall be as proposed by the Contractor. The documents to be delivered for the Kick-Off Meeting shall be delivered for review at a mutually agreed date to allow TerreStar sufficient preparation time for the meeting.

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

Figure 3-2 Contract Deliverable Schedule

Deliverable	Proposal	Kick-Off	SRR	PDR	CDR	CTS	Comments
Program Master Phasing Schedule	Prelim	Final
Project Mgmt Plan	Prelim	Final
Product Assurance Plan	Prelim	Final
System Engineering Design Plan	Prelim	Final
Software Development Plan	Prelim	Final
Hardware Development Plan			Prelim	Final
Data Management Plan	Prelim	Final
System Performance Specification	Define Approach	Review Proposal	Prelim	Final
Interface Control Document	Define Approach	Review Proposal	Prelim	Final
CONOPS	Define Approach	Review Proposal	Prelim	Final
Air Interface Specification	Define Approach	Review Proposal	Prelim	[***]
System Integration and Test Plan	Concept provided by TerreStar	Review Concept	Draft	Prelim	Final
Analysis and Simulation Plan		Prelim	Final
Export Control Analysis		Prelim		Final
Hardware Requirements Document			Prelim	Final
Software Requirements Document			Prelim	Final
Specification Traceability Matrix			Prelim	Final
Hardware Design Specification				Prelim	Final
Software Design Specification				Prelim	Final
System Operator’s Manual					Prelim	Final
System Deployment Plan				Prelim	Final

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

Deliverable	Proposal	Kick-Off	SRR	PDR	CDR	CTS	Comments
Manufacturing QA Plan				Prelim	Final
Spares Provisioning Plan				Prelim	Final
Training Plan				Prelim	Final
System Test Procedures					Prelim	Final
CI and System Build Documentation					Prelim	Final
CI and System Maintenance Procedures					Prelim	Final
Test Reports						Final	required for TVT and OVT
Project Status Reports							Due at each PMR
Maintenance and Support Plan		Prelim			Final

3.11.1   Documentation Descriptions

3.11.1.1   Program Master Phasing Schedule

The Program Master Phasing Schedule shall define the following:

-	[***]
-	[***]
-	[***]

3.11.1.2   Program Management Plan

The PMP shall define the structure and management organization used to execute the program (ref. para 3.2.2).

3.11.1.3   Product Assurance Plan

A Product Assurance Plan shall be developed for Hardware Quality Assurance, Data Management and Configuration Management. The Software Quality Assurance and Software Configuration Management processes shall be documented in the Software Development Plan according to normally accepted commercial practice. The Hardware Quality and Configuration Management processes shall use best commercial practices or accepted standards as applicable for the type of hardware being developed. The Product Assurance Plan shall identify all standards used.

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

3.11.1.4   System Engineering Design Plan

The Contractor shall provide a System Engineering Design Plan that details the system engineering process to be used during the development. A structured, top-down design process that ensures compliance to the SPS shall be used. At a minimum the process shall consider the following: requirements allocation, establishment and maintenance of design budgets; consideration of TerreStar Network design and Satellite Segment design; analysis and simulation efforts; design oversight of the various system, hardware, and software design activities; design optimization; use of common methodologies, tools, procedures and documentation: proactive coordination and resolution of issues with and among design groups; a coordinated test philosophy; and a responsive specification design process with TerreStar visibility and joint Contractor/TerreStar system specification change approval.

3.11.1.5   Software Development Plan

The Contractor shall provide a Software Development Plan in accordance with normally accepted commercial practice. The plan shall be delivered in final at the Kick-Off Meeting.

3.11.1.6   Hardware Development Plan

Contractor shall provide a Hardware Development Plan that defines the hardware development process to be used for the development of new hardware, the integration of COTS, and the modification of COTS. The plan shall define required documentation, use of engineering notebooks, integration processes, discrepancy reporting, and discrepancy correction.

3.11.1.7   Data Management Plan

The Contractor shall implement a Data Management Plan to manage and control the generation, acquisition and maintenance of technical documents, engineering data, vendor data, manuals, management data and operational support data.

3.11.1.8   Analysis and Simulation Plan

The Contractor shall provide a plan which defines which requirements will be verified by analysis, prototyping, simulation and/or modeling.

3.11.1.9   System Performance Specification

The System Performance Specification shall define the functional performance, interface, logistical, and quality requirements of the S-BSS and shall include a verification matrix to define how and when each requirement in the SPS will be verified (analysis, inspection, test, computer simulation; unit test, subsystem test, etc.).

3.11.1.10   Interface Control Document

The Contractor shall provide an ICD that describes both physically and functionally all internal and external system interfaces.  It shall be compatible with existing satellite segment, IP Network, OSS/BSS, and 3G Core/IMS ICDs.  The IP Network and 3G Core/IMS ICDs will be provided by TerreStar as described in section 2.

3.11.1.11   System Operations Concept

The Contractor shall develop a System Operations Concept (CONOPS) that describes the operation of the S-BSS within the satellite segment and its interfaces with the IP Network and User Equipment and allocates functional and performance requirements from the SPS to the operational procedures. The document shall be written in a format provided by the Contractor and should include: a system description with functional diagrams, an operations description with data flow diagrams, operation time lines, Human/Machine Interface (HMI), etc.  The contractor shall include in the CONOPS likely disaster scenarios with how the S-BSS would allocate frequency and power to the channels and the likely capacity of the satellite segment in each scenario.

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

3.11.1.12   [***] Specification

The Contractor shall develop a [***] Specification for [***].

The specification shall be in a form compatible with [***].

3.11.1.13   Hardware Requirements Document

The Contractor shall provide a Hardware Requirements Document that allocates functional and performance requirements from the SPS to the system hardware. This document shall be used as the basis for the Hardware Design Specification.

3.11.1.14   Software Requirements Document

The Contractor shall provide a Software Requirements Document that allocates functional and performance requirements from the SPS to the system software. This document shall be used as the basis for the Software Design Specification.

3.11.1.15   System Integration and Test Plan

The Contractor shall provide a System Integration and Test Plan that reasonably conforms with the Test Concept document previously provided to Contractor and that details the test philosophy and test process to be used to accomplish system integration and technical and operational verification. [***].

Examples of tests that shall be included are: [***].

The Test Plan shall define a problem reporting process that contains defined severity levels with Contractor response and resolution times specified.

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

3.11.1.16   Specification Traceability Matrix

The Contractor shall generate a matrix showing the flow down of the TerreStar system specifications into the S-BSS subsystem, CIs, and units.

3.11.1.17   Hardware and Software Design Specifications

The Contractor shall provide design specifications for each hardware and software configuration item. The specification shall be written in a format provided by the Contractor and shall include: a configuration item definition, interface definitions, major components, characteristics, design and construction standards, physical and functional characteristic, test requirements, etc.

3.11.1.18   System Operators Manual

The Contractor shall provide complete documentation on the proper operation and features of the S-BSS suitable for the network operators.

3.11.1.19   System Deployment Plan

The System Deployment Plan (SDP) shall include the Contractor's plan for S-BSS delivery and installation, facility requirements, field service support after Consent-to-Ship, etc. The plan shall also include depot and field support for software and hardware maintenance, spares provisioning, O&M facility modifications, and TerreStar operator, customer service, engineering and field service training.

3.11.1.20   Manufacturing QA Plan

The Contractor shall provide an equipment manufacturing plan showing the inspections, procedures and other quality functions it will use to assure that the deliverable hardware satisfies the program quality requirements.

3.11.1.21   Spare Provisioning Plan

The Contractor shall provide a plan for recommended spare parts inventory to be maintained by TerreStar to assure continued reliable operations.

3.11.1.22   Training Plan

The Contractor shall develop a plan describing the procedures, materials, media and methodologies it will use to provide training to all subsystem users and operators. Training methods may include, but are not limited to, computer assisted instruction, classroom presentation, supervised on-the-job training, and video tape presentations.

3.11.1.23   System Test Procedures

The Contractor shall develop System Test Procedures to test and validate system performance during the formal test activities.

3.11.1.24   CI and Subsystem Build Documentation

Engineering documentation shall be delivered for all TerreStar funded development. This documentation shall include: design specifications, schematics, wiring diagrams, parts lists, process specifications, assembly instructions, test specifications, quality standards, licenses, or any other documentation needed to technically and legally operate the delivered subsystem.  Schematics, wiring diagrams, parts lists and as installed facility drawings shall be provided for each S-BSS location.  For S/W developed or modified under this contract, the Contractor shall provide all licenses and documentation required for system operation, including all source code, as described in the Contract.

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

3.11.1.25   CI and Subsystem Maintenance Procedures

CI and System Maintenance Procedures shall be provided for the S-BSS at each location. These documents shall include: field service manuals, troubleshooting instructions and line replaceable unit (LRU) identification, operating procedures, emergency procedures, network management procedures, Upgrade procedures for [***] to [***], back-out procedures for [***] to revert to [***], should also be provided.

3.11.1.26   Test Reports

The Contractor shall deliver a test report at the conclusion of each formal test activity. These reports are described in paragraph 3.5.2.

3.11.1.27   Project Status Reports

Project Status Reports shall be provided at each PMR as described in paragraph 3.2.3.

3.11.1.28   Maintenance and Support Plan

The Contractor shall develop a Maintenance and Support Plan which details the organization and activities necessary to provide operational support for S-BSS throughout the Warranty period.

3.11.2   S-BSS Specification Tree

Figure 3-3 Documentation Specification Tree shows the specification and manual relationships.

3.12   Training

3.12.1   Training Plan

The Contractor shall generate an S-BSS Operations and Maintenance Training Plan. The Contractor shall impart to TerreStar personnel the skills necessary to operate and maintain the S-BSS in an effective and efficient manner and within subsystem performance specifications.

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

                   Figure 3-3 [***]

3.12.2   Training Material

The Contractor shall provide O&M training course materials including course description, curricula, class handouts, and training course materials; provide trained and qualified instructors; and conduct the presentation of the training course.

3.12.3   Training Courses

The Contractor shall develop a training course that address safety, security, familiarization with S-BSS equipment, functionality, air interface design, maintenance, installation, and operation. Course shall be developed for specific job areas to achieve proficiency levels consistent with assigned tasks, as well as skills for overall operation of the S-BSS.

3.12.4   Training Methods

Training methods may include, but are not limited to, computer assisted instruction, classroom presentation, supervised on-the-job training, and video tape presentations.

3.12.5   Training Documents

The Contractor shall prepare the following documents: Training Plan, Training Course Materials, Instructor’s Guide, Operations Certification Procedures and Materials.

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

3.13   Customer Furnished Equipment

Unless clearly stated in the body of the following, dates for deliverables are TBD; the Contractor and TerreStar shall agree dates NLT SRR.

3.13.1   Site Facilities

TerreStar shall be responsible for provisioning the two satellite gateway facilities including the building and associated infrastructure as specified in the System Deployment Plan.  The site facilities must be available by [***].

TerreStar shall provide the onsite office space, power, communications, storage, etc for the site installation team.

TerreStar shall provide the [***] no later than [***].

TerreStar shall provide connectivity to the CALEA and E911 services.

3.13.2   S-BSS Testing

[***]

TerreStar shall provide access to the satellite 24x7, except for coordinated maintenance windows, no later than [***] for Technical Verification Testing.

TerreStar shall provide the User Equipment (UE) and the necessary UE technical support to be used during the Technical and Operational Verification Phases.  The UE must be available by [***].

TerreStar shall provide numbering plans (as required, IP address plans, telephone numbering plans, or others not later than [***].

TerreStar shall provide [***] connectivity as required at the Contractor facility for use during development, test, integration and Consent-to-Ship Testing [***].

TerreStar shall provide a functional [***] simulator at Hughes Lab Facilities by [***], and the operational [***] in the field for field testing by [***].

TerreStar shall provide access to the [***] for Contractor use during development, test, integration, Consent-to-Ship Testing, and Technical and Operational Verification as defined in the System Integration and Test Plan and on a non interference basis with SBN activities.

After S-BSS Acceptance, TerreStar will provide access to the TerreStar Development and Test environments for use during warranty repairs, functionality improvements, integration and test activities, and other development requirements.  TerreStar will provide test and development support as mutually agreed.

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

4   Project Schedule

4.1   General

The S-BSS project shall be comprised of several functionality releases as described in section 3.1.  The Functionality [***] phasing is portrayed below. Key dates are provided in section 3.1.  Planning for [***] starts when a letter contract/MOU is issued and concludes 45 days later with a Kick-Off Meeting.  As the [***] development progresses and subsystem integration begins, the program enters the [***] Technical Verification Phase. This Phase concludes with the [***] TVT and Technical Verification Review and the [***] Operational Verification Phase begins. During this phase the Contractor shall support an operational demonstration/UAT planned and executed by TerreStar.  This phase concludes with S-BSS [***] after the successful completion of the operational demonstration/UAT and the Operational Acceptance Review.  O&M Handover for [***] 1 occurs at [***] and for [***] at Final Acceptance.

Figure 4-1 High Level S-BSS Project Schedule

Subsequent Functionality Releases shall follow the high level project phases shown in Figure 4-1 High Level S-BSS Project Schedule.

4.2   Program Milestones
Program milestones are: Kick-Off Meeting, System Requirements Review, Preliminary Design Review, Critical Design Review, Consent-to-Ship Review, Technical Verification Review, and Operational Acceptance. These are defined below.

4.2.1   Planning and Development

Planning and development shall be conducted according to the Contractor's PMP, System Engineering Design Plan, Hardware and Software Development Plans, and the Product Assurance Plans. Suggested efforts are as follows and required milestones are defined.

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

4.2.2   Kick-Off Meeting

The Kick-Off Meeting purpose, scope and deliverables are defined in paragraph 3.2.3.1.

4.2.3   System Requirements Review

The SRR purpose, scope and deliverables are defined in paragraph 3.2.4.2.  Each Functionality Release shall have an SRR.

Figure 4-2 Technical Meetings

4.2.4   Preliminary Design Review

The PDR purpose, scope and deliverables are defined in paragraph 3.2.4.3.  Each Functionality Release shall have a PDR.  The PDR for [***] may be combined with the SRR by mutual consent.

4.2.5   Critical Design Review

The CDR purpose, scope and deliverables are defined in paragraph 3.2.4.4.  Each Functionality Release shall have a CDR.

4.2.6   Technical Verification

Technical verification shall be conducted according to the Contractor's PMP, the System Integration and Test Plan, and the Product Assurance Plan. Suggested efforts are as follows and required milestones are defined.  Each Functionality Release shall have a TVT.

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

Figure 4-3 Integration and Test High Level Schedule

4.2.7   Consent to Ship Review

4.2.7.1   CTS Purpose

Verify the readiness to ship S-BSS to the operational site and the readiness of the operational sites to accept the S-BSS deliverables.

4.2.7.2   CTS Scope

Review CTS test results, operational facility preparations, and deployment preparations.  Each Functionality Release shall have a CTS Review.

4.2.7.3   CTS Deliverables

Satellite Base Station; initial spares; S-BSS test tools; lien work-off plan; CI and System Maintenance Procedures; System Test Procedures; CI and System Build Documentation; Test Reports.

4.2.8   Technical Verification Review

4.2.8.1   Technical Verification Purpose

There shall be a Technical Verification Review (TVR) for each functionality release to determine: [***]

4.2.8.2   Technical Verification Scope

During the TVRs the Contractor shall present information on the readiness of the S-BSS including: a review of the TVT results to validate proper technical performance; a complete report on all open problem reports that summarize the issue, the severity, the resolution plan, and when the problem resolution will be available for integration into the operational system; operations and maintenance procedures; S-BSS spares availability; S-BSS stability and availability; and other technical and operational readiness issues.

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

4.2.8.3    Technical Verification Deliverables

Test Reports; technically verified S-BSS; problem report work-off plan.

4.2.8.4   Technical Verification Success Criteria

The data presented at the TVR will be assessed and a determination made on the readiness of the S-BSS to enter the Operational Verification Phase.  The following criteria shall be met.  .

-	[***]
-	[***]
-	[***]

At Completion of each TVR TerreStar will approve the TVT results or will notify the Contractor in writing of any non-conformances with applicable specifications.  Contractor will promptly correct such nonconformity and shall notify TerreStar that the corrections are ready for retest.  Upon successful completion of such retest, TerreStar will give its approval.  Upon non-successful completion, this process shall repeat.  In the event TerreStar fails to provide such written notice within ten (10) days after completion of the TVR, TerreStar will be deemed to have given its approval of TVR.

4.3   Operational Verification

Operational verification shall be conducted according to the Contractor's PMP, TerreStar System Integration and Test Plan, S-BSS Integration and Test Plan, the Product Assurance Plan, and the jointly developed operational procedures. Suggested efforts are as follows and required milestones are defined.  Each Functionality Release shall have an Operational Verification Test.

Figure 4-4 [***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

4.3.1   Operational Readiness Review (ORR)

4.3.1.1   Operational Readiness Review Purpose

There shall be an Operational Readiness Review (ORR) for Functionality [***], the Canadian Gateway, and [***] to determine: if the required functionality and capacity for the release is operating in accordance with the design and requirements and therefore is ready for revenue generating service.

4.3.1.2   Operational Readiness Review Scope

Review Operational Verification Test results for trouble reports, system stability, operational procedure quality, personnel training, and other pertinent requirements.

During the ORRs the Contractor shall present information on the readiness of the S-BSS including: a review of the S-BSS technical performance during the OVT to validate proper technical performance; a complete report on all open problem reports that summarize the issue, the severity, the resolution plan, and when the problem will be available for integration into the operational system; operations and maintenance procedures; S-BSS spares availability; S-BSS stability and availability; and other technical and operational readiness issues.

4.3.1.3    Operational Readiness Review Deliverables

Operational procedures and trained personnel.  Problem report work-off plan.

4.3.1.4   Operational Readiness Review Success Criteria

The data presented at the ORR will be assessed and a determination made on the readiness of the S-BSS to enter Revenue Service.  The following criteria shall be met.

-	[***]
-	[***]
-	[***]
-	[***]
-	[***]
-	[***]
-	[***]

[***]  At Completion of each ORR TerreStar will approve the ORR or will notify the Contractor in writing of any non-conformances with applicable specifications.  Where such non-conformance is attributable to Contractor, Contractor shall promptly correct such non-conformity and shall notify TerreStar that the corrections are ready for retest.  Upon successful completion of such retest, TerreStar will give its approval.  Upon non-successful completion, this process shall repeat.  With respect to each ORR, in the event (i) TerreStar fails to provide such written notice within ten (10) days after completion of the ORR, or (ii) TerreStar fails to complete the ORR within the time schedule set forth in this Contract, or as amended, and such delay is not attributable to Contractor, or (iii) TerreStar puts the S-BSS, or portions thereof, in each case covered by such ORR, delivered by Contractor into revenue generating service, TerreStar will be deemed to have given its approval of the relevant ORR.

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem SOW

4.4   Operational Capability

4.4.1   Initial Operational Capability

The [***] ORR shall be held prior to the start of Initial Operational Capability (ref. paragraph 3.1).

4.4.2   Canadian Gateway S-BSS Operational Acceptance

The Canadian gateway ORR shall be held prior to establishing operational capability from the Canadian gateway S-BSS.  Canadian Gateway Operational Acceptance shall occur after the successful completion of the Canadian Gateway ORR.

4.4.3   Full Operational Capability

The [***] ORR shall be held prior to the start of Final Acceptance (ref. paragraph 3.1).  The [***] ORR shall include a summary of the results from the Canadian Gateway [***] ORR and the NLV [***] to [***] upgrade.  S-BSS Final Acceptance shall occur after the [***] ORR and shall be no later than [***].

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

Exhibit B

Satellite Base Station Subsystem (S-BSS)
Functional Requirements

TSN_SAT_2_REQ-Satellite Base Station Subsystem Functional Requirements

Version 4.3                                                                June 17, 2008

Hughes Network Systems, LLC
11717 Exploration Lane
Germantown, Maryland 20876

TerreStar Networks, Inc.
One Discovery Place
12010 Sunset Hills Road, 6th Floor
Reston, Virginia 20190	/s/ Neil Hazard

This document contains data and information proprietary to TerreStar Networks Inc. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Hughes Network Systems, LLC for the TerreStar Satellite Base Station Subsystem.  Hughes Network Systems, LLC and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Contract and herein.

Information included in this Exhibit may contain technical data controlled by the Export Administration Regulations ("EAR") and/or the International Traffic in Arms Regulations ("ITAR").  This document has not been cleared for export or transfer to a Foreign Person or foreign entity.

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

Revision History

Date	Version	Description	Author
1/31/07	3.3	Initial Release/Contract Execution version	[***]
1/31/08	4.0	Incorporate CCN 1, 2, 3, 6	[***]
5/15/08	4.1	Incorporate CCN 4	[***]
5/17/08	4.2	Draft for May 08 Replanning	[***]
6/17/08	4.3	Final Execution Copy for Amendment 2	[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

Notices:

•	The S-BSS shall comply with stricter of the requirements in Section 1 through12 and Annex 1 of this document.

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

1.0 OVERVIEW	6
1.1 Company Overview	6
1.2 Purpose of This Document	6
1.3 TerreStar System Architecture	6
1.4 S-BSS ARCHITECTURE AND REQUIREMENTS	7
1.5 FREQUENCY ALLOCATION	9
1.5.1 ATC Network Air Interface	9
1.5.2 Satellite Network Air Interface	9
1.5.3 Satellite Network Interference	10
1.6 FCC REQUIREMENTS	11
1.6.1 Out of Channel/Out of Band Emissions	11
1.6.2 ATC Satellite Sharing Requirements	11
1.6.3 ATC Certification	11
1.7 OPERATIONAL REQUIREMENTS	11
2.0 S-BSS INTERFACES	12
3.0 SERVICES & QUALITY of SERVICE MANAGEMENT OPERATIONS	13
3.1 ServiceS	16
3.1.1 VoIP:	16
3.1.2 Emergency Voice Calling:	17
3.1.3 IP Multicast and Push-to-Talk Voice:	17
3.1.4 Data Services:	18
3.1.5 Video Services:	18
3.1.6 Multimedia:	19
3.2 Handoff REQUIREMENTS	19
3.3 Element Management Operations	20
4.0 S-BSS TECHNICAL & PERFORMANCE REQUIREMENTS	22
4.1 Radio Performance Requirements	22
4.1.1 Transmitter	22
4.1.2 Receiver	25
4.2 General Performance Requirements	28
4.2.1 Synchronization	28
4.2.2 Spot Beam Operation	28
4.2.3 Inter-Beam Beam C/I	28
4.3 INTERFACE TECHNICAL PARAMETERS	28
4.3.1 S-BSS to GBBF	29
4.3.2 S-BSS to SGSN (Iu-PS)	29
4.3.3 S-BSS to SGSN (Iu-BC) (P6M)	29
4.3.4 S-BSS Clock Stability	29
4.3.5 VLANs, GigE and Routing (TBR by PDR)	30
4.4 Physical and Environmental Requirements	30
5.0 S-BSS Radio Resource Control Requirements	31
6.0 Prioritization and Pre-emption Support	32
7.0 Power Control	32

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

8.0 Network Management	33
8.1 Fault Management	33
8.2 Configuration management	34
8.3 Performance and Usage Statistics Collection	34
8.4 security and Access Management	34
9.0 [***]	34
10.0 Two-Satellite Diversity	37
11.0 [***]	37
12.0 [***]	37
13.0 Annex 1- GMR-3G Reference and Requirements	39
A. GMR-3G Physical Channels	42
B. Logical Channels	45
14.0 Annex 2 – Schedule of Feature Releases	47

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

    1.0    OVERVIEW

1.1    COMPANY OVERVIEW

TerreStar Networks Inc. is a Reston, Virginia-based provider of advanced mobile communications services for the North American market.  TerreStar plans to launch an innovative communications system to provide mobile coverage throughout the US and Canada using several classes of devices from a typical handset to vehicle mounted terminals.  This seamless, ubiquitous network, based on integrated satellite/ground-based technology, will allow service in even the most hard-to-reach areas, and will finally allow for the interoperable, survivable and critical communications infrastructure that our nation’s first responders need. The TerreStar hybrid network will provide advanced IMS based 3.5/4G communication services for government, enterprise and personal customers.  More information is available at http://www.terrestar.com/

1.2    PURPOSE OF THIS DOCUMENT

This document provides the functional requirements for the Satellite Base Station Sub-system (S-BSS) to provide satellite air interface radio connectivity to User Equipments (UEs) and their connectivity to the TerreStar IP networks to provide packet switched IMS based services.

1.3    TERRESTAR SYSTEM ARCHITECTURE

The overall hybrid (Terrestrial and Satellite) radio access network (RAN) architecture is shown in
Figure 1-1.

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

[***]

Figure 1-1.   TerreStar Hybrid Radio Access Network Architecture

The RAN is composed of two radio subsystems:

•	Satellite BSS ( S-BSS)

•	Terrestrial RAN (ATC-RAN)

[***]

1.4    S-BSS ARCHITECTURE AND REQUIREMENTS

Figure 1-2 shows the system architecture with S-BSS subsystems.

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

[***]

1.4.1.1  Figure 1-2.   S-BSS Segment and Gateways
S-BSS Requirements/Specifications:
[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

[***]

1.5    FREQUENCY ALLOCATION

[***]

1.5.1    ATC Network Air Interface

[***]

1.5.2    Satellite Network Air Interface

[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

[***]

[***]

Figure 1-3.   Frequency Plan

1.5.3    Satellite Network Interference

[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

1.6    FCC REQUIREMENTS

The operation of the satellite network elements with regard to RF Spectrum issues are governed by national regulatory rulings.  For operation within the US, these rulings are issued by the FCC.  For operation within Canada, they are issued by Industry Canada.  Both agencies have allowed ATC operation in conjunction with MSS operation.  The FCC rules pertaining to operation of the satellite network are contained in 47CFR part 25.

1.6.1    Out of Channel/Out of Band Emissions

The FCC rules contained in 47 CFR 25.202 must be met with respect to out of channel emissions. Specifically, the mean power of emissions shall be attenuated below the mean output power of the transmitter in accordance with the following rules:

1.	In any 4 kHz band, the center frequency of which is removed from the assigned edge of channel/band by more than 50% up to and including 100% of the authorized bandwidth: 25 dBc

2.	In any 4 kHz band, the center frequency of which is removed from the assigned edge of channel/band by more than 100% up to and including 250% of the authorized bandwidth: 35 dBc

3.
In any 4 kHz band, the center frequency of which is removed from the assigned edge of channel/band by more than 250% of the authorized bandwidth: An amount equal to 43 dB plus 10 times the logarithm to the base 10 of the transmitter power in Watts, i.e. 43 + 10 LOG10 [P (W)] dB

1.6.2    ATC Satellite Sharing Requirements

1.	47CFR 25.149 (b) Defines the requirements for ATC and satellite sharing

1.6.3    ATC Certification

47CFR 25.150 (C) (1).  Equipment must be certified as set forth in 2.803.

47CFR 25.150 (C) (2).  Equipment must comply with RF Safety as outlined in 1.1307(b).

1.7    OPERATIONAL REQUIREMENTS

[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

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TerreStar Satellite Base Station Subsystem Functional Requirements

    2.0    S-BSS INTERFACES

The S-BSS shall interwork with the following interfaces (as shown in Figure 1-2) :

[***]

Figure 2.1 illustrates [***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

[***]

Figure 2-1. An interface diagram for SBAS[***].

[***]

3.0	SERVICES & QUALITY OF SERVICE MANAGEMENT OPERATIONS

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

[***]

Figure 3-1:   End-to-End QoS Model

[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

[***]

3.1    SERVICES

[***]

3.1.1    VoIP:

[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

[***]

3.1.2    Emergency Voice Calling:

[***]

3.1.3    IP Multicast and Push-to-Talk Voice:

[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

[***]

3.1.4    Data Services:

[***]

3.1.5    Video Services:

[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

3.1.6    Multimedia:

[***]

3.2    HANDOFF REQUIREMENTS

The different possible mobility and hand-off scenarios are shown in the figure below:

[***]

Figure 3-2:  Hand-off Scenarios

The S-BSS shall support the following [***]:

[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

[***]

3.3    ELEMENT MANAGEMENT OPERATIONS

[***]

The element management shall include the following interfaces at the minimum:

[***]

Fault Management Requirements:

[***]

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AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

[***]

Configuration Management Requirements:

[***]

Performance Management requirements:

[***]

Security Management Requirements:

[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

5.	The S-BSS element manager shall log operator commands to provide an operations audit trail.
6.	The S-BSS element manager shall support operator display of the operator log.
7.	The S-BSS element manager shall support secure command and file access and communication between S-BSS and GRM.

[***]

    4.0    S-BSS TECHNICAL & PERFORMANCE REQUIREMENTS

4.1    RADIO PERFORMANCE REQUIREMENTS

4.1.1    Transmitter

4.1.1.1	Output Spectrum

[***]

4.1.1.2	Number of Beams

[***]

4.1.1.3	Carrier Bandwidth

[***]

4.1.1.4	Carrier Spacing

[***]

4.1.1.5	Number of Carriers Supported Per Beam

[***]

4.1.1.6	Modulation

[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

[***]

4.1.1.7	Transmit Symbol Rates

[***]

4.1.1.8	Transmit Pulse Filter

[***]

4.1.1.9	Transmit Error Vector Magnitude

[***]

4.1.1.10	Transmit Power Control

[***]

4.1.1.11	Frequency Accuracy

[***]

4.1.1.12	Forward Error Correction Coding

[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

[***]

4.1.1.13	TDMA Burst and Frame Length

[***]

Table 4.1: Burst Length for Traffic and Control Channels

Channel Type	Nomenclature	Burst Length
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

[***]

Table 4.2: Frame Length for Traffic and Control Channels

Traffic Channels
Channel	Modulation	Coding Scheme	Effective Code Rate Approx.	BW (KHz)	Symbol Rate	Approx. Net Payload Bit Rate (Kb/s)	Frame Length (bytes)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Common Control Channels
Channel	Modulation	Coding Scheme	Effective Code Rate Approx.	BW (KHz)	Symbol Rate	Approx. Net Payload Bit Rate (Kb/s)	Frame Length (bytes)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4.1.1.14	RF Output Spectrum Emissions

Spectrum Mask shall comply with FCC requirements.

Spurious shall meet the FCC requirements.

4.1.2    Receiver

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

4.1.2.1    Input Spectrum

[***]

4.1.2.2    Number of Beams

[***]

4.1.2.3    Carrier Bandwidth

The individual carrier bandwidth may be 31.25, 62.5 (R2) and 156.25 KHz.

4.1.2.4    Carrier Spacing

[***]

4.1.2.5    Number of Carriers Supported Per Beam

Each beam output shall support from 1 to 160 carriers, depending on traffic conditions and carrier bandwidth options.  Not every beam will simultaneously support the maximum number of carriers.  This upper limit is derived from using all 5 MHz of a single transponder spectrum as 31.25 kHz bandwidth carriers.

4.1.2.6    Modulation

[***]

4.1.2.7    Receive Symbol Rates

[***]

4.1.2.8    Receiver Matched Filter

[***]

4.1.2.9    Receive Dynamic Range

[***]

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TerreStar Satellite Base Station Subsystem Functional Requirements

4.1.2.10    Frequency Accuracy

[***]

4.1.2.11    Diversity Combining

[***]

4.1.2.12    Forward Error Correction Coding

[***]

4.1.2.13    TDMA Burst and Frame length

[***]

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TerreStar Satellite Base Station Subsystem Functional Requirements

4.1.2.14    Es/No, Eb/No Requirements

[***]

4.1.2.15    Receiver Selectivity

[***]

4.1.2.16    Spurious Emissions

[***]

4.2    GENERAL PERFORMANCE REQUIREMENTS

4.2.1    Synchronization

[***]

4.2.2    Spot Beam Operation

[***]

[***]

4.2.3    Inter-Beam Beam C/I

[***]

4.3    INTERFACE TECHNICAL PARAMETERS

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

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TerreStar Satellite Base Station Subsystem Functional Requirements

4.3.1    S-BSS to GBBF

[***]

4.3.2    S-BSS to SGSN (Iu-PS)

[***]

4.3.3    S-BSS to SGSN (Iu-BC) (P6M)

[***]

4.3.4    S-BSS Clock Stability

[***]

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AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

4.3.5    VLANs, GigE and Routing (TBR by PDR)

[***]

4.4    PHYSICAL AND ENVIRONMENTAL REQUIREMENTS
•	[***]
o	[***]
o	[***]
o	[***]

•	[***]

[***]

•	. [***]
o	[***]
o	[***]

•	[***]
o	[***]
o	[***]
o	[***]

•	[***]
o	[***]

•	[***]
o	[***]

•	[***]
o	[***]

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TerreStar Satellite Base Station Subsystem Functional Requirements

5.0    S-BSS RADIO RESOURCE CONTROL REQUIREMENTS

The Radio Network Control (RNC) function in the TerreStar S-BSS system is similar in many respects to its counterpart in the [***].

[***]

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AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

[***]

6.0    PRIORITIZATION AND PRE-EMPTION SUPPORT

In case traffic congestion or critical conditions such as disasters, the network quickly becomes overloaded and cannot service its high priority users (for example, public first responders) or commercial users.  In these cases, [***]

[***]

7.0    POWER CONTROL

In some instances it might be desirable to [***]

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AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

[***]

8.0    NETWORK MANAGEMENT

[***]

•	[***]

•	[***]

•	[***]

•	[***]

[***]

8.1    FAULT MANAGEMENT

[***]

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AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

[***]

8.2    CONFIGURATION MANAGEMENT

[***]

8.3    PERFORMANCE AND USAGE STATISTICS COLLECTION

The S-BSS shall report performance parameters representing the health and operation of the S-BSS to network operations personnel in an accurate, complete, and timely manner.

8.4    SECURITY AND ACCESS MANAGEMENT

[***]

9.0    [***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

[***]

Figure 9-1: NBBF to SBSS dynamic interfaces

[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

10.0    TWO-SATELLITE DIVERSITY

[***]

11.0    [***]

[***]

12.0    [***]

[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

13.0    ANNEX 1- GMR-3G REFERENCE AND REQUIREMENTS
[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

[***]

Figure A-1.   GMR-3G User Plane Protocol Stack

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

[***]

Figure A-2.   GMR-3G Control Plane Protocol Stack

Table A-1. GMR-3G Application Specifications
Section	Reference	Requirement
	1	The S-BSS contractor shall be responsible for the design and specification of the [***]
	2	The S-BSS shall comply [***].
	3	The GMR-3G CAI shall be based on the [***].
	4	The GMR-3G CAI shall be an extension of [***].
	5	The GMR-3G CAI shall extend operation of [***].

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

6	The GMR-3G CAI specification shall [***].
7	The GMR-3G CAI shall be specified in a format that will [***].

A.	GMR-3G Physical Channels

[***]

Table A-2. Forward Link Modulation, Coding, and Information Rates
Reference	Modulation	Approx.	BW	Symbol Rate	Approx. Net	Gross Bit

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

		Effective Code Rate	(KHz)		Payload Bit Rate (Kb/s)	Rate (Kb/s)
1	[***]	[***]	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]	[***]	[***]
5	[***]	[***]	[***]	[***]	[***]	[***]
6	[***]	[***]	[***]	[***]	[***]	[***]
7	[***]	[***]	[***]	[***]	[***]	[***]
8	[***]	[***]	[***]	[***]	[***]	[***]
9	[***]	[***]	[***]	[***]	[***]	[***]
10	[***]	[***]	[***]	[***]	[***]	[***]
11	[***]	[***]	[***]	[***]	[***]	[***]
12	[***]	[***]	[***]	[***]	[***]	[***]
13	[***]	[***]	[***]	[***]	[***]	[***]
14	[***]	[***]	[***]	[***]	[***]	[***]

[***]

Table A-3. Return Link Modulation, Coding, and Information Rates
Reference	Modulation	Approx. Effective Code Rate	BW (KHz)	Symbol Rate	Approx. Net Payload Bit Rate (Kb/s)	Gross Bit Rate (Kb/s)
1	[***]	[***]	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]	[***]	[***]
5	[***]	[***]	[***]	[***]	[***]	[***]
6	[***]	[***]	[***]	[***]	[***]	[***]
7	[***]	[***]	[***]	[***]	[***]	[***]
8	[***]	[***]	[***]	[***]	[***]	[***]
9	[***]	[***]	[***]	[***]	[***]	[***]
10	[***]	[***]	[***]	[***]	[***]	[***]
11	[***]	[***]	[***]	[***]	[***]	[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

[***]

Table A-4. Return Link Es/No (Modem to Modem)
Reference	Modulation	FEC	Approx Code Rate	Symbol Rate (KS/s)	Required Es/No (dB)	BER/FER
1	[***]	[***]	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]	[***]	[***]
5	[***]	[***]	[***]	[***]	[***]	[***]
6	[***]	[***]	[***]	[***]	[***]	[***]
7	[***]	[***]	[***]	[***]	[***]	[***]
8	[***]	[***]	[***]	[***]	[***]	[***]
9	[***]	[***]	[***]	[***]	[***]	[***]
10	[***]	[***]	[***]	[***]	[***]	[***]
11	[***]	[***]	[***]	[***]	[***]	[***]

Table A-5. S-BSS Channel Unit Specifications
Section	Reference	Requirement
	1	The S-BSS shall support [***]
	2	The S-BSS shall support [***]
	3	The S-BSS demodulator shall support [***]
	4	The S-BSS shall use [***]
	5	The S-BSS shall support [***]
	6	The S-BSS shall operate [***]
	7	The S-BSS shall operate [***]
	8	The S-BSS shall have [***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

9	The S-BSS transmitter output spectrum will [***]
10	The S-BSS receiver input signal will [***]
11	The S-BSS transmit pulse shaping filter [***]
12	The S-BSS receiver pulse shaping [***]
13	The S-BSS transmitter shall [***]
14	The S-BSS transmitter shall be capable of [***]
15	The S-BSS transmitter shall support [***]
16	The S-BSS receiver shall support [***]
17	The S-BSS transmitter frequency accuracy [***]
18	The S-BSS receiver frequency accuracy [***]
19	The air interface burst lengths [***]
20	The air interface frame length [***].

B.	Logical Channels

[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

AMENDMENT 2
TerreStar Satellite Base Station Subsystem Functional Requirements

14.0    ANNEX 2 – SCHEDULE OF FEATURE RELEASES

Release	Feature
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Use or disclosure of the data contained on this sheet is subject to the restiction on the title page.

TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE AND PAYMENT MILESTONE SCHEDULE	AMENDMENT 2

Exhibit C

TerreStar Satellite Base Station Subsystem

(S-BSS)

Price and Payment Milestone Schedule

Version 4.5	July 22, 2008

Hughes Network Systems, LLC
11717 Exploration Lane
Germantown, Maryland 20876	/s/ Matthew Mohebbi

TerreStar Networks, Inc.
One Discovery Place
12010 Sunset Hills Road, 6th Floor
Reston, Virginia 20190	/s/ Neil Hazard

This document contains data and information proprietary to Hughes Network Systems, LLC and TerreStar Networks Inc.  This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and  Hughes Network Systems, LLC for the TerreStar Satellite Base Station Subsystem.  Hughes Network Systems, LLC and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Contract.

TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE AND PAYMENT MILESTONE SCHEDULE	AMENDMENT 2

Revision History

Date	Version	Description	Author

[***]	4.0	Initial Release and Contract Execution Copy	[***]
[***]	4.1	Incorporate CCN #6	[***]
[***]	4.2	Incorporate CN #	[***]
[***]	4.3	Amend 2 Final Version	[***]
[***]	4.4	Removed % amounts / replaced with actual $ amounts. Release 1 CTS date changed to March 2009.	[***]
[***]	4.5	Correction made to actual $ amounts; Final Execution Version of Amendment 2	[***]

TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE AND PAYMENT MILESTONE SCHEDULE	AMENDMENT 2

TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE AND PAYMENT MILESTONE SCHEDULE	AMENDMENT 2

LIST OF TABLES

TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE AND PAYMENT MILESTONE SCHEDULE	AMENDMENT 2

1.1   PURPOSE AND SCOPE

This Exhibit covers the Price Schedule and Payment Plan for the work that will be performed by Hughes Network Systems, LLC (the Contractor) for the design, development, fabrication, implementation, integration, delivery, performance verification, and testing of the Satellite Base Station Subsystem (S-BSS).

1.2   DOCUMENT HIERARCHY

Table 1-2. Document Hierarchy
No.	Document	Content
1.	Contract	Terms and Conditions
2.	Exhibit A	Statement of Work
3.	Exhibit B	S-BSS Technical Specification
4.	Exhibit C	Price Schedule
5.	Exhibit D	Options

TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE AND PAYMENT MILESTONE SCHEDULE	AMENDMENT 2

2.0   PRICE SCHEDULE
2.1   PRICE SCHEDULE

2.1.1   SBSS Baseline Price

Table 2-1. S-BSS Baseline Price
Item	Description	Price
1	[***]	$ [***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
2	[***]	$ [***]

3	[***]	$ [***]

4	[***]	$ [***]

5	[***]	$ [***]

6	[***]	$ [***]

7	[***]	$ [***]

8	[***]	$ [***]

9	[***]	$ [***]

10	[***]	$ [***]

11	[***]	$ [***]
	TOTAL PURCHASE PRICE	$ [***]

TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE AND PAYMENT MILESTONE SCHEDULE	AMENDMENT 2

2.1.2   SBSS Options Prices

Table 2-2. S-BSS Options
1	[***]	$ [***]

2	[***]	$ [***]

3	[***]	$ [***]
Equipment
Installation and Travel
Test and Integration

The following options defined as [***] ([***]) in Table 2-6 of the Technical Specifications and schedule shall be priced at [***]:

Table 2-3. [***] Options
1	[***]	[***]

2	[***]	[***]

3	[***]	[***]

4	[***][***]	[***]

5	[***]	[***]

6	[***]	[***]

TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE AND PAYMENT MILESTONE SCHEDULE	AMENDMENT 2

The following options defined as [***] ([***]) in Table 2-7 of the Technical Specifications and schedule shall be priced and defined at [***]:

Table 2-4. [***] Options
1	[***]	[***]

2	[***]	[***]

3	[***][***]	[***]

TERRESTAR SATELLITE BASE STATION SUBSYSTEM PRICE AND PAYMENT MILESTONE SCHEDULE	AMENDMENT 2

3.0   PAYMENT PLAN
3.1   PAYMENT PLAN

Number	Payment Milestone	Percentage of Contract Value	Approximate Date	Estimated Calendar Date
1	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]
5	[***]	[***]	[***]	[***]
6	[***]	[***]	[***]	[***]
7	[***]	[***]	[***]	[***]
8	[***]	[***]	[***]	[***]
9	[***]	[***]	[***]	[***]
10	[***]	[***]	[***]	[***]
11	[***]	[***]	[***]	[***]
12	[***]	[***]	[***]	[***]
13	[***]	[***]	[***]	[***]
14	[***]	[***]	[***]	[***]
	Total	[***]